As filed with the Securities and Exchange Commission on April 29, 1997
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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                        AMENDMENT NO. 1 TO
                            FORM 8-K/A
                          CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Act of 1933

 Date of Original Report (Date of earliest event reported) March 14, 1997
                         ________________

                 SUBURBAN LODGES OF AMERICA, INC.
      (Exact name of Registrant as specified in its charter)

                     Georgia             0-28108          58-1781184
                 ---------------    ----------------    --------------
                 (State or other    (Commission File       (I.R.S.
                 jurisdiction of         Number)           Employer
                 incorporation)                         Identification
                                                           Number)

                                 1000 Parkwood Circle
                                      Suite 850
                               Atlanta, Georgia  30339
                                    (770) 951-9511
                 (Address, including zip code, and telephone number,
                    including area code, of registrant's principal
                                  executive offices)


                          Not Applicable
  -------------------------------------------------------------
  (Former name or former address, if changed since last report)
ITEM 1.   ACQUISITIONS OR DISPOSITIONS OF ASSETS.

        On February 28, 1997, the Company acquired four existing Suburban Lodge Hotels from Lodge Partners I Limited Partnership, Lodge Partners II Limited Partnership, Lodge Partners III Limited Partnership and Lodge Partners IV Limited Partnership (the "Selling Partnerships"), each of which was a Suburban Lodge franchisee. The aggregate purchase price was $23,000,000, including the assumption of mortgage and construction indebtedness. The acquisition was pursuant to a Purchase and Sale Agreement entered into on February 3, 1997, which contains customary representations, warranties, indemnities and non-compete agreements from the sellers and their partners.

        The Company paid the purchase price for these properties by paying off the existing mortgage and construction indebtedness on the properties in cash and by delivering approximately 556,000 shares to the partners of the Selling Partnerships and 46,000 shares to an escrow agent for purposes of partially securing the sellers' indemnity obligations. The escrow fund expires six months after the closing of the transaction. In connection with the transaction, the Company has granted the sellers both demand and incidental registration rights. The demand registration rights may be exercised at any time after June 30, 1997. The four facilities are all located within the metropolitan Atlanta area and all of them are open and operating.

ITEM 2.   FINANCIAL STATEMENTS AND EXHIBITS.

        (a)    Financial statements of businesses acquired.

             After further analysis, the Company has determined that financial statements of the businesses acquired do not have to be filed.

        (b)  Pro forma financial information.

             After further analysis, the Company has determined that the pro forma financial information required by this item does not have to be filed.

        (c)    Exhibits.

                  *10.18 Purchase and Sale Agreement dated February 3, 1997, among the Registrant, Suburban Holdings LP and the Selling Partnerships.

                  *10.19 Registration Rights Agreement dated February 28, 1997, among the Company and four shareholders.


___________________
*Previously filed.
                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned hereunto duly authorized.



                                   By: /s/ Terry Feldman
                                         Name:  Terry Feldman
                                         Title:  VP-CEO


Date: April 29, 1997
                          Exhibit Index
                          -------------

 Exhibit    Description
 No.
--------    -----------

 *10.18 Purchase and Sale Agreement dated February 3, 1997, among the Registrant, Suburban Holdings LP and the Selling Partnerships.

 *10.19     Registration Rights Agreement dated February 28,
            1997, among the Company and four shareholders.


___________________
*Previously filed.